UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2014 (June 19, 2014)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) 300 Cadwell Street Springfield, Massachusetts 01104 Telephone number: (413) 785-5871	04-2147929
0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850
1-2301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone number: (617) 424-2000	04-1278810
1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (603) 669-4000	02-0181050
0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) 300 Cadwell Street Springfield, Massachusetts 01104 Telephone number: (413) 785-5871	04-1961130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

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Other Events

Item 8.01

Other Events.

FERC Base ROE Complaint

On September 30, 2011, several New England state attorneys general, state regulatory commissions, consumer advocates and other parties filed a joint complaint with the Federal Energy Regulatory Commission ("FERC") under Sections 206 and 306 of the Federal Power Act alleging that the base return on equity (“ROE”) used in calculating formula rates for transmission service under the ISO-NE Open Access Transmission Tariff by the New England Transmission Owners (“NETOs”), including The Connecticut Light and Power Company, NSTAR Electric Company, Public Service Company of New Hampshire and Western Massachusetts Electric Company, was unjust and unreasonable.  The complainants asserted that the current 11.14 percent rate, which became effective in 2006, was excessive due to changes in the capital markets, and sought an order to reduce the base ROE, which would be effective for 15 months beginning October 1, 2011 and prospectively following a FERC order.  The FERC set this complaint for trial before an FERC Administrative Law Judge (“ALJ”) after settlement negotiations were unsuccessful.

On December 27, 2012, several additional parties filed a separate second complaint concerning the NETOs’ base ROE with the FERC.  This complaint sought to reduce the NETOs’ base ROE effective December 27, 2012, effectively extending the refund period for an additional 15 months, and to consolidate this complaint with the original complaint filed on September 30, 2011.

On August 6, 2013, the FERC ALJ issued an initial decision in the original proceeding, finding that the existing base ROE was not reasonable under the standard application of FERC methodology, but leaving policy considerations and additional adjustments to the FERC.  Using the established FERC methodology, the FERC ALJ determined that separate base ROEs should be set for the refund period and the prospective period.  The FERC ALJ found those base ROEs to be 10.6 percent and 9.7 percent, respectively.  The parties filed briefs on this decision to the FERC.

On June 19, 2014, the FERC issued an Order on Initial Decision in the original proceeding, setting a tentative base ROE at 10.57 percent for both the refund period and the prospective period within a zone of reasonableness of 7.03 percent to 11.74 percent, and requiring additional briefs on one aspect of the ROE calculation.  On the same date, the FERC issued an order setting the second complaint for settlement discussions, or trial if settlement is not achieved.  Although Northeast Utilities (“NU”) cannot predict the ultimate outcome of the second complaint, based on the FERC’s decision to allow the second complaint to proceed, coupled with the high end of the ROE zone of reasonableness tentatively set in the original proceeding, NU will establish reserves at its electric subsidiaries and record a charge to earnings of approximately $0.10 per share in the second quarter of 2014.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
June 25, 2014	By: /s/ JAY S. BUTH Jay S. Buth Vice President, Controller and Chief Accounting Officer

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